                                                                   Exhibit 10.24


                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT


                          Dated as of October 16, 1997

                     (amending the Participation Agreement,
                           dated as of June 23, 1997)


                                      among


                             CARDINAL HEALTH, INC.,
            as a Lessee, as the Construction Agent and as Guarantor,


                              CHAPMAN DRUG COMPANY
                                       and
                       WHITMIRE DISTRIBUTION CORPORATION,
                                   as Lessees,

                            BMO LEASING (U.S.), INC.,
                                   as Lessor,

                                BANK OF MONTREAL
                                       and
                         VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN,
                                   as Lenders,

                                       and

                                BANK OF MONTREAL,
                     as Administrative Agent for the Lenders



                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

         THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of October 16, 1997, among CARDINAL HEALTH, INC., an Ohio corporation, as the Guarantor (together with its permitted successors and assigns, the "Company" or the "Guarantor") and as the Construction Agent (together with its permitted successors and assigns, in its capacity as Construction Agent, the "Construction Agent"); CHAPMAN DRUG COMPANY, a Tennessee corporation ("Chapman") and WHITMIRE DISTRIBUTION CORPORATION, a Delaware corporation ("Whitmire") (Chapman, Whitmire and the Company are collectively referred to herein as the "Lessees"); BMO LEASING (U.S.), INC., a Delaware corporation, as Lessor (the "Lessor"); BANK OF MONTREAL and the various other financial institutions as are or may from time to time become Lenders under the Loan Agreement referred to in the Participation Agreement (together with their respective permitted successors and assigns, the "Lenders"); and BANK OF MONTREAL, as Administrative Agent for the Lenders (together with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, the Lessees, the Lessor, the Lenders and the Administrative Agent have heretofore entered into a certain Participation Agreement, dated as of June 23, 1997 (the "Participation Agreement"); and

         WHEREAS, pursuant to certain Adoption Agreements dated as of September 30, 1997 and October 10, 1997, Chapman and Whitmire, respectively, became parties to the Participation Agreement as Lessees; and

         WHEREAS, the Company, the Lessees, the Lessor, the Lenders and the Administrative Agent now desire to amend the Participation Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Defined Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amendment" is defined in the preamble.

         "Company" is defined in the preamble.

         "Construction Agent" is defined in the preamble.

         "Effective Date" is defined in Section 5.3(b).

         "Guarantor" is defined in the preamble.

         "Lenders" is defined in the preamble.

         "Lessees" is defined in the preamble.

         "Lessor" is defined in the preamble.

         "Participation Agreement" is defined in the first recital.


         SECTION 1.2. Other Defined Terms; Construction. For purposes of this Amendment, capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any terms defined by reference to an agreement, instrument or other documents shall have the meanings so assigned to it whether or not such document is in effect. Unless otherwise indicated, references in this Amendment to sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Amendment and the definition of any Person herein shall include permitted successors and assigns.


                                   ARTICLE II

                                   AMENDMENTS

         SECTION 2.1. Amendment to Section 3.1. The last paragraph of Section
3.1 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                  Notwithstanding any other provision hereof, the Lessor shall not be obligated to make any Advance with respect to any Property, if, after giving effect thereto, (i) the aggregate outstanding amounts of the Loans and Equity Amounts would exceed the aggregate Loan Commitments or the Lessor Commitment, respectively, (ii) the Land Acquisition Costs and Existing Improvement Costs for such Property would exceed 117.6% of the Fair Market Sales Value of such Property as set forth in the Acquisition Date Appraisal therefor delivered pursuant to Section 6.3(i) or (iii) the sum of the Land Acquisition Costs, Existing Improvement Costs, and Property Improvement Costs for such Property would exceed 117.6% of the Fair Market Sales Value of the Property as set forth in the As-Built Appraisal of such Property delivered pursuant to Section 6.2(c) or, if the Lessee has delivered or caused to be delivered a subsequent Appraisal of such Property to the Administrative Agent and the Lessor, the sum of the Land Acquisition Costs, Existing Improvement Costs and Property Improvement Costs for such Property would exceed 117.6% of the Fair Market Sales Value of such Property set forth in such subsequent Appraisal. Lessor shall not be obligated to make any Advance with respect to any Property not meeting the requirements set forth under this Section 3.1 regardless of whether Lessor previously waived such requirements with regard to any Property on any previous occasion.

         SECTION 2.2. Amendments to Article VI.

         (a) Section 6.2(c) of the Participation Agreement is hereby deleted in its entirety and replaced with the following.

                  (c) As-Built Appraisal. With respect to the first Construction Advance for each Property, each of the Administrative Agent and the Lessor shall have received, at least five (5) Business Days prior to such Construction Advance, an As-Built Appraisal of the applicable Property, in form and substance satisfactory to the Administrative Agent and the Lessor, which As-Built Appraisal shall show that (i) in the case of Property to be acquired by the Lessor in fee simple, as of the Completion Date and as of the last day of the Basic Term, with respect to such Property, the Fair Market Sales Value of such Property, including all Improvements thereon and to be constructed thereon in accordance with the Plans and Specifications for such Property (excluding material handling equipment), shall not be less than 85% of the sum of the Land Acquisition Cost, Existing Improvement Costs, and Estimated Improvement Costs (excluding material handling equipment) for such Property and (ii) in the case of Property covered by a Ground Lease, as of the Completion Date and as of the last day of the Basic Term with respect to such Property, the Fair Market Sales Value of the Improvements to be constructed thereon in accordance with the Plans and Specifications for such Property (excluding material handling equipment) shall not be less than 85% of the Estimated Improvement Costs (excluding material handling equipment) for such Property. With respect to the As-Built Appraisal, it is agreed that the value of any material handling equipment will not be included therein.

         (b) Section 6.3(i) of the Participation Agreement is hereby deleted in its entirety and replaced with the following.

                  (i) Acquisition Date Appraisal. At least five (5) Business Days prior to such Acquisition Date, the Administrative Agent and the Lessor shall have received an Acquisition Date Appraisal of the applicable Property in form and substance satisfactory to the Administrative Agent and the Lessor (which may be in the form of a summary report with comparables if such Acquisition Date Appraisal is for Land only), which Acquisition Date Appraisal shall show that, as of such Acquisition Date, the Fair Market Sales Value of such Property is not less than 85% of the sum of (i) the Land Acquisition Cost for such Property and (ii) all Existing Improvement Costs.

         (c) Section 6.2 of the Participation Agreement is hereby amended to include the following Section 6.2(o) after Section 6.2(n):

                  (o) Subsequent Appraisal. With respect to any Advance relating to the purchase of material handling equipment for each Property, each of the Administrative Agent and the Lessor shall have received, at least five (5) Business Days prior to such Advance, an Appraisal of the applicable Property, in form and substance satisfactory to the Administrative Agent and the Lessor, which Subsequent Appraisal shall show that (i) in the case of Property acquired by the Lessor in fee simple, as of the Completion Date and as of the last day of the Basic Term, with respect to such Property, the Fair Market

         Sales Value of such Property, including all Improvements thereon and to be constructed thereon in accordance with the Plans and Specifications for such Property, shall not be less than 85% of the sum of the Land Acquisition Cost, Existing Improvement Costs, and Estimated Improvement Costs for such Property and (ii) in the case of Property covered by a Ground Lease, as of the Completion Date and as of the last day of the Basic Term with respect to such Property, the Fair Market Sales Value of the Improvements to be constructed thereon in accordance with the Plans and Specifications for such Property shall not be less than 85% of the Estimated Improvement Costs for such Property. With respect to the Subsequent Appraisal, it is agreed that material handling equipment will be valued definitively at its installed cost, based upon purchase orders, contracts or other similar documentation, as opposed to its salvage value and such valuation shall not be based upon samples of such Equipment.

         SECTION 2.3. Amendment to Exhibit A of the Participation Agreement. Exhibit A to the Participation Agreement is hereby amended and restated as described on Exhibit A hereto.

         SECTION 2.4. Amendment to Exhibit B of the Participation Agreement.
Section 3 of Exhibit B to the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                  3. With respect to each Subject Property, after giving effect to the making of the Current Advance and the allocation thereof among the Subject Properties, the sum of the Land Acquisition Costs, Existing Improvement Costs and Property Improvement Costs for such Subject Property will not exceed 117.6% of the Fair Market Sales Value of such Property as of the Completion Date set forth in the Appraisal delivered pursuant to Section 6.2(c) of the Participation Agreement, or, if the Lessee has delivered or caused to be delivered a subsequent Appraisal of such Subject Property to the Administrative Agent and the Lessor, the sum of the Land Acquisition Costs, Existing Improvement Costs and Property Improvement Costs for such Subject Property will not exceed 117.6% of the Fair Market Sales Value of such Property set forth in such subsequent Appraisal.

         SECTION 2.5. Amendment to Appendix A of the Participation Agreement.

         (a) The definition of "Estimated Improvement Costs" in Appendix A to the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                  "Estimated Improvement Costs" means, with respect to any Property as of the date of the first Construction Advance therefor, an amount equal to the aggregate amount which the Construction Agent for such Property in good faith expects to be expended in order to achieve Completion with respect to Improvements for such Property; provided, however, that in no event shall the sum of the Land Acquisition Costs, Existing Improvement Costs and Estimated Improvement Costs for any Property exceed 117.6% of the Fair Market Sales Value of such Property indicated on the As-Built Appraisal of such Property delivered pursuant to Section 6.2(c) of the Participation Agreement or, if the Lessee has delivered or caused to be delivered a subsequent Appraisal of such Property to the Administrative Agent and the Lessor, the sum of the Land Acquisition Costs, Existing Improvement Costs and Estimated Improvement Costs for such Subject Property will not exceed 117.6% of the Fair Market Sales Value of such Property set forth in such subsequent Appraisal.

         (b) The definition of "As-Built Appraisal" in Appendix A to the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                  "As-Built Appraisal" means, with respect to any Property, an Appraisal of such Property appraising the Fair Market Sales Value of such Property as built in accordance with the Plans and Specifications therefor, as such As-Built Appraisal is described in Section 6.2(c) of the Participation Agreement.

         (c) Appendix A to the Participation Agreement shall be amended to include therein in alphabetical order the following definition:

                  "Subsequent Appraisal" means, with respect to any Property, an Appraisal of such Property appraising the Fair Market Sales Value of such Property as built in accordance with the Plans and Specifications therefor, as such Subsequent Appraisal is described in Section 6.2(o) of the Participation Agreement.

         SECTION 2.6. Amendment to Schedule I to the Participation Agreement.
Schedule I to the Participation Agreement is hereby amended and restated in its entirety as set forth on Exhibit B hereto and shall be effective retroactive to the Documentation Date.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.1. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article III.

         SECTION 3.1.1. The Company hereby represents and warrants that the execution, delivery and performance of this Amendment and each other document, if any, to be executed on behalf of the Company in connection with this Amendment, is duly authorized, valid and binding, and the Lenders, the Lessor and the Administrative Agent may conclusively rely on such representation and warranty.

         SECTION 3.1.2. Compliance with Warranties, No Default, etc. Both before and after giving effect to this Amendment the following statements shall be true and correct:

                  (a) to the best knowledge of a Responsible Officer of the Company, no Default shall have occurred and be continuing as of the date hereof;

                  (b) no Applicable Law shall exist that would (i) make it illegal for the Company to (x) execute and deliver this Amendment and each other document, if any, to be executed by it in connection with this Amendment, (y) perform any obligation under this Amendment and each other document, if any, to be executed by it in connection with this Amendment or any of the other Operative Documents, or (ii) subject the Company, the Lessees, the Lessor, the Administrative Agent or any Lender to any penalty or to other liability under or pursuant to any Applicable Law in connection with any of the foregoing, subject, however, in the case of (i)(x) and (y) and (ii), to Section 11.5(b) of the Participation Agreement;

                  (c) no actions or proceedings shall have been instituted or threatened by or before any Governmental Authority nor shall any Applicable Law have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated by any of the Operative Documents, this Amendment and each other document, if any, to be executed by it in connection with this Amendment;

                  (d) each representation and warranty made by the Company in this Amendment or any of the Operative Documents that is (i) qualified as to materiality shall be true and correct (to the extent of such qualification) on and as of the date hereof (unless such representation and warranty specifically relates only to an earlier date set forth therein, in which case such representation and warranty shall be true and correct (to the extent of such qualification) on and as of such earlier date) in all respects and (ii) not qualified as to materiality shall be true and correct on and as of the date hereof (unless such representation and warranty specifically relates only to an earlier date set forth therein, in which case such representation and warranty shall be true and correct on and as of such earlier date) in all material respects; and

                  (e) since June 30, 1997, no material adverse change shall have occurred with respect to the Company.

         SECTION 3.1.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Company shall be satisfactory in form and substance to the Lessor, each Lender, the Administrative Agent and their respective counsel.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lessor, each Lender and the Administrative Agent to enter into this Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 7.2, 7.3 and 7.4 of the Participation Agreement and additionally represents and warrants unto the Lessor, each Lender and the Administrative Agent as set forth in this Article IV.

         SECTION 4.1. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment and each other document, if any, executed or to be executed by it in connection with this Amendment, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Company's charter or bylaws;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties except as expressly contemplated by the Operative Documents.

         SECTION 4.2. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment or any other document, if any, to be executed by it in connection with this Amendment.

         SECTION 4.3. Validity, etc. This Amendment constitutes, and each other document executed by the Company in connection with this Amendment, if any, will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Ratification of and References to the Participation Agreement. This Amendment shall be deemed to be an amendment to the Participation Agreement, and the Participation Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Participation Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Participation Agreement as amended hereby.

         SECTION 5.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.3. Execution in Counterparts, Effectiveness, etc.

         (a) This Amendment may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         (b) This Amendment shall become effective as of October 16, 1997 (the "Effective Date") upon satisfaction of each of the conditions precedent set forth in Article III.

         SECTION 5.4. GOVERNING LAW. THIS PARTICIPATION AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 CARDINAL HEALTH, INC.,
                                 as Lessee, Construction Agent and
                                 Guarantor

                                 By  /s/ Dave Bearman
                                    --------------------------------
                                     Name: Dave Bearman
                                     Title: Chief Financial Officer


                                 CHAPMAN DRUG COMPANY,
                                 as Lessee

                                 By  /s/ Dave Bearman
                                    --------------------------------
                                     Name: Dave Bearman
                                     Title: Executive Vice President - Finance


                                 WHITMIRE DISTRIBUTION COMPANY,
                                 as Lessee

                                 By  /s/ Dave Bearman
                                    --------------------------------
                                     Name: Dave Bearman
                                     Title: Executive Vice President - Finance


                                 BMO LEASING (U.S.), INC.,
                                    as Lessor

                                 By  /s/
                                    --------------------------------
                                     Name:
                                     Title:


                                 BANK OF MONTREAL,
                                    as Administrative Agent
                                    for Lenders

                                 By  /s/
                                    --------------------------------
                                     Name:
                                     Title:


                                 BANK OF MONTREAL,
                                   as Lender

                                 By  /s/
                                    --------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A
                                    ---------


                                                                       EXHIBIT A
                                                      TO PARTICIPATION AGREEMENT


                                                    FORM OF FUNDING REQUEST

TO:                                  Bank of Montreal,
                                     as Administrative Agent for the Lenders

                                     BMO Leasing (U.S.), Inc.,
                                     as Lessor

     This Funding Request is delivered to you pursuant to Section 6.2(a) of the Participation Agreement dated as of June 23, 1997 (the "Participation Agreement"), entered into by and among Cardinal Health, Inc., a corporation organized under the laws of the State of Ohio (together with its permitted successors and assigns, the "Company"), as a Lessee, as Construction Agent and as the Guarantor; the Subsidiaries of the Company that may from time to time become parties thereto, as Lessees; BMO LEASING (U.S.), INC., a Delaware corporation, as Lessor under the Master Lease (the "Lessor"); the various financial institutions as are or may from time to time become Lenders under the Loan Agreement (together with their respective permitted successors and assigns, the "Lenders"); and BANK OF MONTREAL, as Administrative Agent for the Lenders.

     Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement, and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Funding Request.

     [NAME OF APPLICABLE LESSEE] (the "Lessee") hereby notifies you that:

               (i) The Lessee requests the making of an Advance in the amount of $_____________ on [INSERT REQUESTED FUNDING DATE] (the "Proposed Funding Date");

               (ii) The Proposed Funding Date [will] [will not] also be an Acquisition Date [and will relate to the first Construction Advance for such Property];

               (iii) the Advance will be allocated among the Subject Properties and their respective costs as set forth on Schedule A hereto (and pro rata portions of the related Equity Amounts and Loans shall likewise be deemed to be so allocated);

               (iv) after giving effect to the Advance requested hereby, the Property Cost for each Property in respect of which the Advance is being drawn is set forth on Schedule A hereto;

               (v) with respect to each acquisition of Property, the following information is set forth on Schedule B hereto: (A) a description of the Subject Property, (B) the Seller of the Subject Property (or, in the case of the Headquarters Building, the ground lessor of such Subject Property), (C) the Land Acquisition Cost and Existing Improvement Costs, if any, for the Subject Property, (D) the Transaction Expenses relating to Subject Property that are to be paid with such Advance, and (E) the Estimated Improvement Costs for the Subject Property;

               (vi) the aggregate amount of Transaction Expenses relating to the Subject Property that is to be paid with this Advance is set forth on Schedule A hereto;

               (vii) the Proposed Funding Date [will] [will not] relate to the funding of material handling equipment for such Property; and

               (viii) with respect to the acquisition of material handling equipment, the following information is set forth on Schedule C hereto: (A) a description of the Subject Property, (B) the cost of the material handling equipment and (C) the Estimated Improvement Costs for the Subject Property.

     In connection with such requested Advance, the Lessee hereby represents and warrants to you as follows:

               (a) On the Proposed Funding Date, both immediately before and after giving effect to the making of the requested Advance and the application of the proceeds thereof, the statements made by the Company and the Lessee in Section 7.4 of the Participation Agreement are true and correct in all material respects.

               (b) After giving effect to the Advance requested hereby (i) the aggregate outstanding amounts of each of the Loans and the Equity Amounts would not exceed the aggregate Loan Commitments or the Lessor Commitment, respectively, (ii) the Land Acquisition Costs and Existing Improvement Costs for such Property will not exceed 117.6% of the Fair Market Sales Value of such Property as set forth in the Acquisition Date Appraisal therefor delivered pursuant to Section 6.3(i) of the Participation Agreement and (iii) the sum of the Land Acquisition Costs, Existing Improvement Costs, and Property Improvement Costs for such Property would not exceed 117.6% of the Fair Market Sales Value of the Property as set forth in the As-Built Appraisal of such Property delivered pursuant to Section 6.2(c) of the Participation Agreement or, if the Lessee has delivered or caused to be delivered a subsequent Appraisal of such Property to the Administrative Agent and the Lessor, the sum of the Land Acquisition Costs, Existing Improvement Costs and Property Improvement Costs for such Property will not exceed 117.6% of the Fair Market Sales Value of such Property set forth in such subsequent Appraisal.

               (c) All of the conditions precedent set forth in Article VI of the Participation Agreement applicable to the Advance requested hereby have been satisfied or waived.

     Please wire transfer the proceeds of the Advance to the accounts specified by the Lessee in written notice to the Administrative Agent.

     The Lessee has caused this Funding Request to be executed and delivered by its duly authorized Responsible Employee as of this _____ day of _________, 199_*/.

                                       [Name of Lessee

                                       By
                                          -----------------------------
                                       Name:
                                       Title:


                          SCHEDULE A TO FUNDING REQUEST

                                                      ALLOCATION OF ADVANCES
                                                      ----------------------

==================================================================================================================================
                          Land Acquisition
                          Costs (excluding    Property                      Aggregate
                             Transaction     Improvement      Cost of     Property Cost                Transaction
                            Expenses) and  Costs (excluding   Material    (all Advances  Transaction    Expenses        Estimated
                               Existing        Material       Handling       to date,     Expenses    (all Advances     Equipment
  Property                   Improvement       Handling      Equipment)     including     (Current       to date,        Cost of
 Description  Lease Supp.   Cost (Current  (Current Advance   (Current       Current       Advance      including      Property at
(City, State)     No.       Advance Only)        Only)      Advance Only)    Advance)       Only)    Current Advance)  Completion
----------------------------------------------------------------------------------------------------------------------------------
1.__________    No. __      $___________     $___________    $________      $________     $________     $________       $________
----------------------------------------------------------------------------------------------------------------------------------
2.__________    No. __      $___________     $___________    $________      $________     $________     $________       $________
----------------------------------------------------------------------------------------------------------------------------------
3.__________    No. __      $___________     $___________    $________      $________     $________     $________       $________
----------------------------------------------------------------------------------------------------------------------------------
4.__________    No. __      $___________     $___________    $________      $________     $________     $________       $________
----------------------------------------------------------------------------------------------------------------------------------
5.__________    No. __      $___________     $___________    $________      $________     $________     $________       $________
----------------------------------------------------------------------------------------------------------------------------------

------------------------
*/ The Funding Request is required to be delivered not later than 12:00 noon, New York City time, three (3) Business Days prior to the proposed Funding Date.

                          SCHEDULE B TO FUNDING REQUEST

                              INFORMATION REQUIRED
                              --------------------
                         FOR FUNDING ACQUISITION OF LAND
                         -------------------------------


     1.   Description of the Subject Property: ______________________.

     2.   The Subject Property consists of [Land only] [Land and Improvements]..

     3.   Seller of the Subject Property: ____________________.

     4. Land Acquisition Cost and Existing Improvement Cost, if any, for the Subject Property: Indicated on Schedule A.

     5. Aggregate amount of Transaction Expenses relating to the Subject Property that is to be paid with this Advance: $_______________.

     6.   Estimated Improvement Costs for the Subject Property:
          $_________________.

                          SCHEDULE C TO FUNDING REQUEST

                              INFORMATION REQUIRED
                              --------------------
                     FOR FUNDING MATERIAL HANDLING EQUIPMENT
                     ---------------------------------------


     1.   Description of the Subject Property: ______________________________.

     2.   Cost of material handling equipment: $_____________.

     3.   Estimated Improvement Costs for the Subject Property: $____________.

                                    EXHIBIT B
                                    ---------

                                                                      SCHEDULE I
                                                      TO PARTICIPATION AGREEMENT

                                   COMMITMENTS

==============================================================================
          PARTICIPANT                    COMMITMENT                 COMMITMENT
                                                                    PERCENTAGE
            Lenders
            -------
Bank of Montreal                         $66,400,000                   83.00%

       Total Lender Commitments          $66,400,000                   83.00%

             Lessor
             ------
BMO Leasing (U.S.), Inc.                 $13,600,000                   17.00%
                                                                      ======
                         TOTAL:          $80,000,000                  100.00%
==============================================================================

================================================================================

                   AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT


                           Dated as of June ___, 1999

                     (amending the Participation Agreement,
                    dated as of June 23, 1997, as amended by
                   Amendment No. 1 to Participation Agreement,
                          dated as of October 16, 1997)


                                      among


                             CARDINAL HEALTH, INC.,
            as a Lessee, as the Construction Agent and as Guarantor,


                            CARDINAL SOUTHEAST, INC.
                 (successor by merger with CHAPMAN DRUG COMPANY)
                                       and
                       WHITMIRE DISTRIBUTION CORPORATION,
                                   as Lessees,

                       BMO GLOBAL CAPITAL SOLUTIONS, INC.
              (successor in interest to BMO LEASING (U.S.), INC.),
                                   as Lessor,

                                BANK OF MONTREAL
                                       and
                         VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN,
                                   as Lenders,

                                       and

                                BANK OF MONTREAL,
                     as Administrative Agent for the Lenders

================================================================================

                   AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT


         THIS AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT (this "AMENDMENT"), dated as of June ___, 1999, among CARDINAL HEALTH, INC., an Ohio corporation, as the Guarantor (together with its permitted successors and assigns, the "COMPANY" or the "GUARANTOR") and as the Construction Agent (together with its permitted successors and assigns, in its capacity as Construction Agent, the "CONSTRUCTION AGENT"); CARDINAL SOUTHEAST, INC. (successor by merger with CHAPMAN DRUG COMPANY), a Mississippi corporation ("CARDINAL SOUTHEAST") and WHITMIRE DISTRIBUTION CORPORATION, a Delaware corporation ("WHITMIRE") (Cardinal Southeast, Whitmire and the Company are collectively referred to herein as the "Lessees"); BMO GLOBAL CAPITAL SOLUTIONS, INC. (successor in interest to BMO LEASING (U.S.), INC.), a Delaware corporation, as Lessor (the "LESSOR"); BANK OF MONTREAL and the various other financial institutions as are or may from time to time become Lenders under the Loan Agreement referred to in the Participation Agreement (together with their respective permitted successors and assigns, the "LENDERS"); and BANK OF MONTREAL, as Administrative Agent for the Lenders (together with its successors in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, the Lessees, the Lessor, the Lenders and the Administrative Agent have heretofore entered into a certain Participation Agreement, dated as of June 23, 1997, as amended by Amendment No. 1 to Participation Agreement, dated as of October 16, 1997 (collectively, the "PARTICIPATION AGREEMENT"); and

         WHEREAS, pursuant to certain Adoption Agreements dated as of September 30, 1997 and October 10, 1997, Cardinal Southeast and Whitmire, respectively, became parties to the Participation Agreement as Lessees; and

         WHEREAS, the Company, the Lessees, the Lessor, the Lenders and the Administrative Agent now desire to amend the Participation Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. CERTAIN DEFINED TERMS. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "AMENDMENT" is defined in the PREAMBLE.

         "COMPANY" is defined in the PREAMBLE.

         "CONSTRUCTION AGENT" is defined in the PREAMBLE.

         "EFFECTIVE DATE" is defined in SECTION 5.3(b).

         "GUARANTOR" is defined in the PREAMBLE.

         "LENDERS" is defined in the PREAMBLE.

         "LESSEES" is defined in the PREAMBLE.

         "LESSOR" is defined in the PREAMBLE.

         "PARTICIPATION AGREEMENT" is defined in the FIRST RECITAL.

         SECTION I.2. OTHER DEFINED TERMS; CONSTRUCTION. For purposes of this Amendment, capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any terms defined by reference to an agreement, instrument or other documents shall have the meanings so assigned to it whether or not such document is in effect. Unless otherwise indicated, references in this Amendment to sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Amendment and the definition of any Person herein shall include permitted successors and assigns.

                                   ARTICLE II

                                   AMENDMENTS

         SECTION II.1. AMENDMENT TO SECTION 3.1. The last paragraph of SECTION
3.1 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                           Notwithstanding any other provision hereof, the
                  Lessor shall not be obligated to make any Advance with respect to any Property, if, after giving effect thereto, the aggregate outstanding amounts of the Loans and Equity Amounts would exceed the aggregate Loan Commitments or the Lessor Commitment, respectively.

         SECTION II.2. AMENDMENTS TO ARTICLE VI.

         SECTION 6.2 of the Participation Agreement is hereby amended to delete
Section 6.2(o).

         SECTION 2.3. AMENDMENT TO EXHIBIT A OF THE PARTICIPATION AGREEMENT. EXHIBIT A to the Participation Agreement is hereby amended and restated as described on EXHIBIT A hereto.

         SECTION 2.4. AMENDMENT TO EXHIBIT B OF THE PARTICIPATION AGREEMENT.
SECTION 3 of EXHIBIT B to the Participation Agreement is hereby deleted in its entirety.

         SECTION 2.5. AMENDMENT TO APPENDIX A OF THE PARTICIPATION AGREEMENT.

         (a) The definition of "ESTIMATED IMPROVEMENT COSTS" in APPENDIX A to the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                  "ESTIMATED IMPROVEMENT COSTS" means, with respect to any Property as of the date of the first Construction Advance therefor, an amount equal to the aggregate amount which the Construction Agent for such Property in good faith expects to be expended in order to achieve Completion with respect to Improvements for such Property.

         (b) The definition of "Outside Completion Date" in Appendix A to the Participation Agreement is hereby deleted in its entirety and replaced with the following:

           ------------------------------------------------ -----------------------------------------------

                               Project                      Outside Completion Date
           ------------------------------------------------ -----------------------------------------------
           1.       Corporate Headquarters                  September 30, 1999
           ------------------------------------------------ -----------------------------------------------

           ------------------------------------------------ -----------------------------------------------

                               Project                      Outside Completion Date
           ------------------------------------------------ -----------------------------------------------
           2.       Knoxville, Tennessee                    September 30, 1999
           ------------------------------------------------ -----------------------------------------------

           3.       Auburn, Washington                      September 30, 1999
           ------------------------------------------------ -----------------------------------------------

           4.       Hudson, Wisconsin                       October 30, 1999
           ------------------------------------------------ -----------------------------------------------

           5.       Greensboro, North Carolina              December 26, 1999
           ------------------------------------------------ -----------------------------------------------

         (c) Appendix A to the Participation Agreement shall be amended to delete the definition of SUBSEQUENT APPRAISAL.

         SECTION 2.6. GREENSBORO FACILITY. The Lessees, the Construction Agent and the Guarantor acknowledge and agree that there shall be no further Funding Requests with respect to the Property located in Greensboro, North Carolina, and that the applicable Lessee or its designee shall, in accordance with Section
18.1 of the Lease, purchase the Property located in Greensboro, North Carolina on or before June 30, 1999. Lessor and the Administrative Agent waive the requirement for delivery of a Purchase Notice required in Section 18.1 of the Lease and the restriction governing the purchase of less than all of the Properties.

         SECTION 2.7. ACCURACY OF INFORMATION. The Lessee, the Construction Agent and the Guarantor acknowledge and agree that (i) the information set forth on Schedule 1 attached hereto provided by the Cardinal Health, Inc. Corporate Treasury Department is true and correct in all respects, and is intended to replace and supersede the financial information previously provided to the Lessor and the Lenders with respect only to those specific categories delineated on SCHEDULE 1 and (ii) the amounts referenced on SCHEDULE 1 with respect to each Property represent, in each case, the current good faith estimate of the total amounts required to be expended after the date hereof to achieve Completion of each such Property. In the event that during the Construction of the Properties on or after the date hereof, any funds in excess of the aggregate of the Loan Commitments and Lessor Commitment shall be required to Complete the Properties, then immediately upon becoming aware of the need for such additional funds, the Lessees and the Guarantor shall provide such additional funds, and all obligations of the Lessor and the Lenders to make additional Advances shall be suspended until the Lessees and the Guarantor shall have provided such additional funds. The Lessees shall, within twenty (20) Business Days of the date hereof, increase the insured amount of each title policy insuring the Lessor and Lenders for each Property (other than the Greensboro Property) to the amounts reflected on SCHEDULE 1 as Total Estimated Cost, which increase shall be evidenced by an endorsement to each title policy, satisfactory in form and substance to the Lessor and the Lenders.


         SECTION 2.8. MECHANIC'S LIENS. The Lessor and the Lenders agree that, provided no other Event of Default shall have occurred, the Lessor and the Lenders shall not exercise any remedies under the Operative Documents solely as a result of the mechanic's liens described on SCHEDULE 2 (the "MECHANIC'S LIENS") until such time as (i) a legal or other proceeding shall have been commenced against the Lessor, any Lender or the Dublin, Ohio Property or any interest therein in connection with or in any way arising from any such Mechanic's Lien or (ii) in the good faith determination of the Lessor or any Lender, any such Mechanic's Lien shall cease to be subordinate in all respects to, or may impair, the liens of any of the Operative Documents. The Lessees and the Guarantor agree that they shall (x) immediately upon notice from the Lessor or any Lender of the occurrence of, and immediately upon any Lessee or the Guarantor obtaining knowledge of, any event described in CLAUSE (i) or (ii) above, cause all of the Mechanic's Liens to be bonded and released in a manner satisfactory to the Lessor and the Lenders and (y) provide the Lessor and the Lenders with copies of all notices, correspondence, proceedings and other documents and information relating to such Mechanic's Liens within three (3) Business Days of receipt thereof.

         SECTION 2.9. FUNDING RESTRICTIONS. Any restrictions on Fundings in any of the Operative Documents based on the Fair Market Sales Value of any Property are hereby deleted in their entirety.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION III.1. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this ARTICLE III.

         SECTION III.1.1. The Company hereby represents and warrants that the execution, delivery and performance of this Amendment and each other document, if any, to be executed on behalf of the Company in connection with this Amendment, is duly authorized, valid and binding, and the Lenders, the Lessor and the Administrative Agent may conclusively rely on such representation and warranty.

         SECTION III.1.2. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before (other than with respect to statement (a)) and after giving effect to this Amendment the following statements shall be true and correct:

                  (a) to the best knowledge of a Responsible Officer of the Company, no Default shall have occurred and be continuing as of the date hereof;

                  (b) no Applicable Law shall exist that would (i) make it illegal for the Company to (x) execute and deliver this Amendment and each other document, if any, to be executed by it in connection with this Amendment, (y) perform any obligation under this Amendment and each other document, if any, to be executed by it in connection with this Amendment or any of the other Operative Documents, or (ii) subject the Company, the Lessees, the Lessor, the Administrative Agent or any Lender to any penalty or to other liability under or pursuant to any Applicable Law in connection with any of the foregoing.

                  (c) no actions or proceedings shall have been instituted or threatened by or before any Governmental Authority nor shall any Applicable Law have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated by any of the Operative Documents, this Amendment and each other document, if any, to be executed by it in connection with this Amendment;

                  (d) each representation and warranty made by the Company in this Amendment or any of the Operative Documents that is (i) qualified as to materiality shall be true and correct (to the extent of such qualification) on and as of the date hereof (unless such representation and warranty specifically relates only to an earlier date set forth therein, in which case such representation and warranty shall be true and correct (to the extent of such qualification) on and as of such earlier date) in all respects and (ii) not qualified as to materiality shall be true and correct on and as of the date hereof (unless such representation and warranty specifically relates only to an earlier date set forth therein, in which case such representation and warranty shall be true and correct on and as of such earlier date) in all material respects; and

                  (e) since March 31, 1999, no material adverse change shall have occurred with respect to the Company.

         SECTION III.1.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Company shall be satisfactory in form and substance to the

Lessor, each Lender, the Administrative Agent and their respective counsel.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lessor, each Lender and the Administrative Agent to enter into this Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 7.2, 7.3 and 7.4 of the Participation Agreement and additionally represents and warrants unto the Lessor, each Lender and the Administrative Agent as set forth in this ARTICLE IV.

         SECTION IV.1. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Company of this Amendment and each other document, if any, executed or to be executed by it in connection with this Amendment, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Company's charter or bylaws;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties except as expressly contemplated by the Operative Documents.

         SECTION IV.2. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment or any other document, if any, to be executed by it in connection with this Amendment.

         SECTION IV.3. VALIDITY, ETC. This Amendment constitutes, and each other document executed by the Company in connection with this Amendment, if any, will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION V.1. RATIFICATION OF AND REFERENCES TO THE PARTICIPATION AGREEMENT. This Amendment shall be deemed to be an amendment to the Participation Agreement, and the Participation Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Participation Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Participation Agreement as amended hereby.

         SECTION V.2. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION V.3.  EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC.

         (a) This Amendment may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         (b) This Amendment shall become effective (the "EFFECTIVE DATE") upon satisfaction of each of the conditions precedent set forth in ARTICLE III.

         SECTION V.4. GOVERNING LAW. THIS PARTICIPATION AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CARDINAL HEALTH, INC.,
                                     as Lessee, Construction Agent and Guarantor


                                     By /s/ Leonard Kuhr
                                       -------------------------------
                                       Name: Leonard Kuhr
                                       Title: Corporate Vice-President and
                                              Treasurer

                                     CARDINAL SOUTHEAST, INC.
                                     (successor by merger with
                                     Chapman Drug Company), as Lessee


                                     By /s/ Leonard Kuhr
                                       -------------------------------
                                       Name: Leonard Kuhr
                                       Title: Corporate Vice-President and
                                              Treasurer

                                     WHITMIRE DISTRIBUTION COMPANY,
                                     as Lessee

                                     By /s/ Leonard Kuhr
                                       -------------------------------
                                       Name: Leonard Kuhr
                                       Title: Corporate Vice-President and
                                              Treasurer

                                     BMO GLOBAL CAPITAL SOLUTIONS, INC.
                                     (successor in interest to BMO LEASING
                                     (U.S.), INC.),
                                     as Lessor

                                     By /s/ Joseph A. Bliss
                                       -------------------------------
                                       Name: Joseph A. Bliss
                                       Title: Vice President

                                     BANK OF MONTREAL,
                                        as Administrative Agent
                                        for Lenders

                                     By /s/ Leon H. Sinclair
                                       -------------------------------
                                       Name: Leon H. Sinclair
                                       Title: Director

                                     BANK OF MONTREAL,
                                       as Lender

                                     By /s/ Leon H. Sinclair
                                       -------------------------------
                                       Name: Leon H. Sinclair
                                       Title: Director

                                    EXHIBIT A
                                    ---------


                                                                       EXHIBIT A
                                                      TO PARTICIPATION AGREEMENT


                             FORM OF FUNDING REQUEST

TO:                                     Bank of Montreal,
                                        as Administrative Agent for the Lenders

                                        BMO Global Capital Solutions, Inc.
                                        (successor in interest to BMO Leasing
                                           (U.S.), Inc.),
                                        as Lessor

     This Funding Request is delivered to you pursuant to Section 6.2(a) of the Participation Agreement dated as of June 23, 1997 (the "Participation Agreement"), entered into by and among Cardinal Health, Inc., a corporation organized under the laws of the State of Ohio (together with its permitted successors and assigns, the "Company"), as a Lessee, as Construction Agent and as the Guarantor; the Subsidiaries of the Company that may from time to time become parties thereto, as Lessees; BMO GLOBAL CAPITAL SOLUTIONS, INC. (successor in interest to BMO LEASING (U.S.), INC.), a Delaware corporation, as Lessor under the Master Lease (the "Lessor"); the various financial institutions as are or may from time to time become Lenders under the Loan Agreement (together with their respective permitted successors and assigns, the "Lenders"); and BANK OF MONTREAL, as Administrative Agent for the Lenders.

     Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement, and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Funding Request.

     [NAME OF APPLICABLE LESSEE] (the "Lessee") hereby notifies you that:

               (i) The Lessee requests the making of an Advance in the amount of $_____________ on [INSERT REQUESTED FUNDING DATE] (the "Proposed Funding Date");

               (ii) The Proposed Funding Date [will] [will not] also be an Acquisition Date [and will relate to the first Construction Advance for such Property];

               (iii) the Advance will be allocated among the Subject Properties and their respective costs as set forth on Schedule A hereto (and pro rata portions of the related Equity Amounts and Loans shall likewise be deemed to be so allocated);

               (iv) after giving effect to the Advance requested hereby, the Property Cost for each Property in respect of which the Advance is being drawn is set forth on Schedule A hereto;

               (v) with respect to each acquisition of Property, the following information is set forth on Schedule B hereto: (A) a description of the Subject Property, (B) the Seller of the Subject Property (or, in the case of the Headquarters Building, the ground lessor of such Subject Property), (C) the Land Acquisition Cost and Existing Improvement Costs, if any, for the Subject Property, (D) the Transaction Expenses relating to Subject Property that are to be paid with such Advance, and (E) the Estimated Improvement Costs for the Subject Property;

               (vi) the aggregate amount of Transaction Expenses relating to the Subject Property that is to be paid with this Advance is set forth on Schedule A hereto;

               (vii) the Proposed Funding Date [will] [will not] relate to the funding of material handling equipment for such Property; and

               (viii) with respect to the acquisition of material handling equipment, the following information is set forth on Schedule C hereto: (A) a description of the Subject Property, (B) the cost of the material handling equipment and (C) the Estimated Improvement Costs for the Subject Property.

     In connection with such requested Advance, the Lessee hereby represents and warrants to you as follows:

               (a) On the Proposed Funding Date, both immediately before and after giving effect to the making of the requested Advance and the application of the proceeds thereof, the statements made by the Company and the Lessee in Section 7.4 of the Participation Agreement are true and correct in all material respects.

               (b) After giving effect to the Advance requested hereby the aggregate outstanding amounts of each of the Loans and the Equity Amounts would not exceed the aggregate Loan Commitments or the Lessor Commitment, respectively.

               (c) All of the conditions precedent set forth in Article VI of the Participation Agreement applicable to the Advance requested hereby have been satisfied or waived.

     Please wire transfer the proceeds of the Advance to the accounts specified by the Lessee in written notice to the Administrative Agent.

     The Lessee has caused this Funding Request to be executed and delivered by its duly authorized Responsible Employee as of this _____ day of _________, 199_*/.

                                       [Name of Lessee]

                                       By
                                         -----------------------------
                                       Name:
                                       Title:


                         SCHEDULE A TO FUNDING REQUEST

                             ALLOCATION OF ADVANCES
                             ----------------------

==================================================================================================================================
                                                            Current
                                            Aggregate       Advance:
                                           Transaction      Property
                            Aggregate       Expenses       Improvement                   Aggregate
                            Property      (all advances       Costs       Current        Property
                            Cost (all        to date,      (excluding     Advance:       Cost (all
  Property                 advances to      excluding       Material      Material      advances to        Remaining      Total
 Description   Lease     date, excluding     current        Handling      Handling    date, including      Costs to      Project
(City, State) Supp. No.  current advance)    advance)      Equipment)     Equipment   current advance)     be Funded       Cost
----------------------------------------------------------------------------------------------------------------------------------
1.__________   No. __      $___________   $___________      $________     $________      $________         $________    $________
----------------------------------------------------------------------------------------------------------------------------------
2.__________   No. __      $___________   $___________      $________     $________      $________         $________    $________
----------------------------------------------------------------------------------------------------------------------------------
3.__________   No. __      $___________   $___________      $________     $________      $________         $________    $________
----------------------------------------------------------------------------------------------------------------------------------
4.__________   No. __      $___________   $___________      $________     $________      $________         $________    $________
----------------------------------------------------------------------------------------------------------------------------------
5.__________   No. __      $___________   $___________      $________     $________      $________         $________    $________
==================================================================================================================================


General Transaction Expenses:

Transaction Expenses With Respect to the first two Fundings after execution of this Amendment:

-----------
*/ The Funding Request is required to be delivered not later than 12:00 noon, New York City time, three (3) Business Days prior to the proposed Funding Date.

SYNTHETIC LEASE TRANSACTIONS
BREAKDOWN OF FUNDINGS
BANK OF MONTREAL

DUBLIN, CORPORATE HQ - COMPLETION ESTIMATE OF SEPTEMBER 30, 1999

                                   Land          Prop Improv         MHE       Transaction     General          Total
                                -----------      -----------      ---------    -----------     --------      -----------
Amount Expended                           0       44,564,553              0        53,500             0       44,618,053
Estimated Costs to Complete               0        3,400,000              0             0             0        3,400,000
                                -----------      -----------      ---------      --------      --------      -----------
Total Estimated Costs                     0       47,964,553              0        53,500             0       48,018,053

Amount Funded                             0      (38,231,836)             0       (53,500)            0      (38,285,336)

                                -----------      -----------      ---------      --------      --------      -----------
Total Not Yet Funded                      0        9,732,717              0             0             0        9,732,717
                                ===========      ===========      =========      ========      ========      ===========

KNOXVILLE - COMPLETION ESTIMATE OF SEPTEMBER 30, 1999

                                   Land          Prop Improv         MHE       Transaction     General          Total
                                -----------      -----------      ---------    -----------     --------      -----------
Amount Expended                     655,793        5,829,005      1,819,419        19,168             0        8,323,385
Estimated Costs to Complete               0                0              0             0             0                0
                                -----------      -----------      ---------      --------      --------      -----------
Total Estimated Costs               655,793        5,829,005      1,819,419        19,168             0        8,323,385

Amount Funded                      (655,793)      (6,028,649)      (712,916)      (19,168)            0       (7,416,526)

                                -----------      -----------      ---------      --------      --------      -----------
Total Not Yet Funded                      0         (199,644)(a)  1,106,503            (0)            0          906,859
                                ===========      ===========      =========      ========      ========      ===========

AUBURN - COMPLETION ESTIMATE OF SEPTEMBER 30, 1999

                                   Land          Prop Improv         MHE       Transaction      General         Total
                                -----------      -----------      ---------    -----------      --------     -----------
Amount Expended                   9,271,791        1,796,597      1,810,437        30,402              0      12,909,227
Estimated Costs to Complete               0        1,450,000        515,000             0              0       1,965,000
                                -----------      -----------      ---------      --------       --------     -----------
Total Estimated Costs             9,271,791        3,246,597      2,325,437        30,402              0      14,874,227

Amount Funded                    (9,271,791)      (1,762,334)             0       (30,402)             0     (11,064,527)

                                -----------      -----------      ---------      --------       --------     -----------
Total Not Yet Funded                      0        1,484,263      2,325,437            (0)             0       3,809,699
                                ===========      ===========      =========      ========       ========     ===========

HUDSON - COMPLETION ESTIMATE OF OCTOBER 30, 1999

                                 Land         Prop Improv        MHE      Transaction    General         Total
                              -----------     -----------     ---------   -----------    --------     -----------
Amount Expended                   500,000       5,604,342     1,625,857       43,364            0       7,773,563
Estimated Costs to Complete             0         100,000             0            0            0         100,000
                              -----------     -----------     ---------     --------     --------     -----------
Total Estimated Costs             500,000       5,704,342     1,625,857       43,364            0       7,873,563

Amount Funded                    (500,000)     (5,578,674)     (124,315)     (43,364)           0      (6,246,353)

                              -----------     -----------     ---------     --------     --------     -----------
Total Not Yet Funded                    0         125,668     1,501,542            0            0       1,627,210
                              ===========     ===========     =========     ========     ========     ===========

GREENSBORO - COMPLETION ESTIMATE OF DECEMBER 26, 1999

                                 Land         Prop Improv        MHE      Transaction    General         Total
                              -----------     -----------     ---------   -----------    --------     -----------
Amount Expended                 5,770,000       2,352,690     2,505,111       60,626            0      10,688,427
Estimated Costs to Complete             0         320,000             0            0            0         320,000
                              -----------     -----------     ---------     --------     --------     -----------
Total Estimated Costs           5,770,000       2,672,690     2,505,111       60,626            0      11,008,427

Amount Funded                  (5,770,000)     (1,923,552)       (1,006)     (60,626)           0      (7,755,184)

                              -----------     -----------     ---------     --------     --------     -----------
Total Not Yet Funded                    0         749,138     2,504,105            0            0       3,253,243
                              ===========     ===========     =========     ========     ========     ===========

GENERAL

                                 Land         Prop Improv        MHE      Transaction    General         Total
                              -----------     -----------     ---------   -----------    --------     -----------
Amount Expended                         0               0             0            0      453,263         453,263
Estimated Costs to Complete             0               0             0            0            0               0
                              -----------     -----------     ---------     --------     --------     -----------
Total Estimated Costs                   0               0             0            0      453,263         453,263

Amount Funded                           0               0             0            0     (453,263)       (453,263)

                              -----------     -----------     ---------     --------     --------     -----------
Total Not Yet Funded                    0               0             0            0            0               0
                              ===========     ===========     =========     ========     ========     ===========

GRAND TOTALS
                                                                                                                     After Removing
                                 Land         Prop Improv        MHE      Transaction    General         Total         Greensboro
                              -----------     -----------     ---------   -----------    --------     -----------    --------------
Amount Expended                16,197,584      60,147,187     7,760,824      207,060      453,263      84,765,918      74,077,491
Estimated Costs to Complete             0       5,270,000       515,000            0            0       5,785,000       5,465,000
                              -----------     -----------     ---------     --------     --------     -----------     -----------
Total Estimated Costs          16,197,584      65,417,187     8,275,824      207,060      453,263      90,550,918      79,542,491

Amount Funded                 (16,197,584)    (53,525,045)     (838,237)    (207,060)    (453,263)    (71,221,189)    (63,466,005)

                              -----------     -----------     ---------     --------     --------     -----------     -----------
Total Not Yet Funded                    0      11,892,142     7,437,587            0            0      19,329,728      16,076,485
                              ===========     ===========     =========     ========     ========     ===========     ===========

NOTE:
(a) - Amount due to classification of expenditures for purposes of funding request.

                                   SCHEDULE 2
                  TO AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

                         Description of Mechanic's Liens
                         -------------------------------


1. Affidavit for Mechanic's Lien in the amount of $691,000.00 filed by Spectrum Interiors of Ohio, Inc. and recorded as Instrument Number 199904230101687 in the Recorder's Office of Franklin County, Ohio.

2. Affidavit for Mechanic's Lien in the amount of $353,916.00 filed by Accurate Fabrication, Inc. and recorded as Instrument Number
     199906030109859 in the Recorder's Office of Franklin County, Ohio.